                                                                    Exhibit 10.1

              AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT
              --------------------------------------------------

     THIS AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of February 10, 1999, and effective as of December 30, 1998, between TELLIUM, INC., a Delaware corporation (the "Company"), and each of the Purchasers set forth on the "Schedule of Purchasers" attached hereto as Schedule A (the "Purchasers").

                                    RECITAL
                                    -------

     This is the Amended and Restated Securities Purchase Agreement relating to the purchase and sale of the Senior Notes and the Warrants (as each such term is defined below).

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Securities:
          -------------------------------

          (a)  Sale and Issuance of Senior Notes.  Subject to the terms and
               ---------------------------------
conditions of this Agreement, each Purchaser agrees to purchase, effective as of the Closing (as defined below), and the Company agrees to sell and issue to each Purchaser, effective as of the Closing, Senior Convertible Notes in the form of Exhibit A attached hereto (the "Senior Notes") of the Company specified opposite
---------
such Purchaser's name on the Schedule of Purchasers. The Schedule of Purchasers sets forth the maximum principal of the Senior Note being acquired by each Purchaser, the amount being paid by such Purchaser at the Closing, and the maximum additional amount which the Purchasers shall be obligated to advance to the Company pursuant to the terms and conditions hereof (including Sections 1(c) and 6).

          (b)  Sale and Issuance of Warrants.
               -----------------------------

               (i) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase, effective as of the Closing, and the Company agrees to sell and issue to each Purchaser, effective as of the Closing, warrants to purchase the Company's Series A Preferred Stock in the form of Exhibit B attached hereto (the "Warrants" and, together with the Senior
     ---------
     Notes, the "Securities") specified opposite such Purchaser's name on the Schedule of Purchasers.

               (ii) If the Company does not complete its next round of equity financing of shares of preferred stock for an aggregate purchase price of at least $23,000,000 (including preferred stock issued or issuable upon conversion of the total aggregate amount advanced, plus accrued interest, under the Senior Notes) on or prior to February 22, 1999, then, subject to the terms and conditions of this Agreement, the Company agrees to issue to each Purchaser on or about February 22, 1999, the additional Warrants specified opposite such Purchaser's name on the Schedule of Purchasers.

          (c)  Closing; Additional Advances. The initial purchase and sale of
               ----------------------------
the Securities shall take place, effective as of December 30, 1998, at the offices of Finn Dixon & Herling LLP in Stamford, Connecticut, or at such other time and place as shall be mutually agreed upon between the Purchasers and the Company (the "Closing"). At the Closing, the Company shall deliver to each Purchaser his, her or its Senior Note and Warrant. Subject to the conditions set forth in Section 6 hereof, upon request of the Company (delivered in writing to the Purchasers at least three (3) business days in advance), the Company may (upon resolution of at least four directors), at any time prior to March 31, 1999, request that the Purchasers advance additional amounts, up to an aggregate amount equal to $16,000,000 (including amounts advanced to the Company at the initial Closing). At the Closing, each Purchaser shall provide the amount set forth opposite such Purchaser's name under the column "Amount Advanced at Closing" on the Schedule of Purchasers. Each Purchaser is obligated to provide additional amounts, as requested by the Company, not to exceed the amount set forth opposite such Purchaser's name under the column "Amount Subject to Further Advances" on the Schedule of Purchasers.

     2.   Representations and Warranties of the Company. Except for the
          ---------------------------------------------
exceptions set forth on the Schedule of Exceptions attached hereto as Exhibit C,
                                                                      ---------
which exceptions shall be deemed to be representations and warranties as if made hereunder, the Company hereby represents and warrants to the Purchasers, as of the Closing and as of the date of any additional advances, that:

          (a)  Organization, Good Standing, Qualification and Corporate Power.
               --------------------------------------------------------------

               (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business, and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. True and correct copies of the Company's Certificate of Incorporation and Bylaws have been provided to the counsel for the Purchasers.

               (ii) The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, each Senior Note and each Warrant (collectively, the "Documents"), to issue and sell the Senior Notes and the Warrants and to carry out and perform its obligations under the terms of the Documents and to consummate the transactions contemplated hereby and thereby. All necessary corporate action has been taken by the Company with respect to the execution, delivery and performance by the Company of the Documents and the consummation of the transactions contemplated hereby and thereby.

          (b)  Capitalization and Voting Rights.
               --------------------------------

               (i)  The authorized capital of the Company consists of:

                     (A)  Preferred Stock.  18,166,667 shares of Preferred
                          ---------------
          Stock,par value $.001 per share (the "Preferred Stock"), of which 10,916,667 shares have been designated Series A Preferred Stock (the "Series A Preferred Stock"), 9,183,334 of which are issued and outstanding as of the date hereof, 250,000 shares have been designated Series B Preferred Stock (the "Series B Preferred Stock"), 233,333 of which are issued and outstanding as of the date hereof, and 7,000,000 shares have been designated Series C Preferred Stock (the "Series C Preferred Stock"), none of which are issued and outstanding as of the date hereof

                     (B)  Common Stock.  40,000,000 shares of Common Stock, par
                          ------------
          value $.001 per share (the "Common Stock"), of which 868,000 shares are issued and outstanding.

               (ii)  Except as set forth on Exhibit C, there are not outstanding
                                            ---------
any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the acquisition, disposition or voting or giving of written consents with respect to any security or by a director of the Company.

          (c)  Subsidiaries; Interests of the Company.  The Company does not
               --------------------------------------
presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

          (d)  Authorization.  The Documents have been duly authorized, executed
               -------------
and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

          (e)  Valid Issuance of Existing Preferred and Common Stock.
               -----------------------------------------------------

               (i) The outstanding shares of Common Stock and Preferred Stock are duly and validly authorized and issued, fully paid, and non-assessable, and were issued in compliance with all applicable federal and state securities laws.

               (ii)  Except as set forth in this Agreement and on Exhibit C and
                                                                  ---------
except as provided in the Senior Notes and the Warrants, no other shares of Common Stock or Preferred Stock have been reserved for issuance by the Company.

               (iii) The Board of Directors of the Company has reserved 7,000,000 shares of Series C Preferred Stock for issuance upon conversion of the Senior Notes, 7,000,000 shares of

Common Stock for issuance upon conversion of such shares of Series C Preferred Stock, 1,500,000 shares of Series A Preferred Stock for issuance upon exercise of the Warrants, and 1,500,000 shares of Common Stock for issuance upon conversion of such shares of Series A Preferred Stock. The Company covenants to amend its certificate of incorporation on or before March 15, 1999 to increase the number of shares of Series C Preferred Stock by such additional amount as is necessary to fully convert the total aggregate principal amount of the Senior Notes, plus accrued interest, into shares of Series C Preferred Stock. Upon issuance in accordance with the terms of this Agreement and the Restated Certificate of Incorporation of the Company, and any amendment thereto or restatement thereof, as applicable, all of such shares will be duly and validly authorized and issued, fully paid and non-assessable.

          (f)  Compliance with Other Instruments.  Except as noted in Exhibit C
               ---------------------------------                      ---------
hereto, the Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation, license, or permit applicable to the Company, the violation or default of which would have a material adverse effect on the Company. The execution, delivery, and performance of the Documents and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or material contract or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby represents and warrants to the Company that:

          (a)  Authorization.  This Agreement constitutes its valid and legally
               -------------
binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, and the discretion of the court before which any proceeding therefor may be brought. Each Purchaser represents that it has full power and authority to enter into this Agreement.

          (b)  Purchase Entirely for Own Account.  The Securities will be
               ---------------------------------
acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents and warrants that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to the Securities.

          (c)  Restricted Securities.  Such Purchaser understands that each of
               ---------------------
the Securities is characterized as "restricted securities" under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Senior Note or the Warrant may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances.

          (d)  Accredited Investor Status.  Such Purchaser represents and
               --------------------------
warrants that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D, promulgated under the Act.

          (e)  Legends.  It is understood that the certificates evidencing the
               -------
Senior Notes and the Warrants and the securities underlying the Senior Notes and Warrants may bear one or more of the following legends:

               (i) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

               (ii) Any legend required by the Blue Sky laws of any state.

     The legend referred to in clause (i) above shall be removed by the Company from any certificate at such time as the holder of the securities represented by the certificate delivers an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is not required in order to establish compliance with any provisions of the Act, or at such time as the holder of such securities satisfies the requirements of Rule 144(k) under the Act, provided that Rule 144(k) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement, and provided further that the Company has received from the holder a written representation that (i) such holder is not an affiliate of the Company and has not been an affiliate during the preceding two (2) months, (ii) such holder has beneficially owned the shares represented by the certificate for a period of at least two (2) years, and (iii) such holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares.

     4.   Covenants of the Company.  The Company agrees that, so long
          ------------------------
as the Senior Notes remain outstanding:

          (a)  Inspection of Property, Books and Records.  The Company will keep
               -----------------------------------------
proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities, and will permit representatives of each Purchaser, at such Purchaser's expense, to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

          (b)  Maintenance of Existence.  The Company shall at all times (i)
               ------------------------
preserve, renew and keep in full, force and effect its legal existence and rights and franchises with respect thereto; and (ii) maintain in full force and effect all material permits, licenses, trademarks, trade names, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted.

          (c)  Payment of Obligations.  The Company shall pay and discharge at
               ----------------------
or before maturity, all of its material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings or as waived, forgiven or modified by the creditor, and will maintain, in accordance with generally accepted accounting principles as they then exist, appropriate reserves for the accrual of any of the same.

          (d)  Sale of Assets.  The Company shall not consolidate or merge with
               --------------
or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets, in one transaction or a series of related transactions without the written consent of a majority in interest of the Purchasers.

     5.   Conditions To Closing Of The Purchasers
          ---------------------------------------

     The obligation of each Purchaser to purchase the Senior Notes and Warrants at the Closing is, at the option of each Purchaser, subject to the fulfillment on or prior to the Closing Date of the following conditions:

          (a)  Representations and Warranties. The representations and
               ------------------------------
warranties made by the Company in Section 2 of this Agreement shall have been true and correct when made, and shall be true and correct in all respects as of the Closing Date.

          (b)  Covenants.  All covenants, agreements, and conditions contained
               ---------
in this Agreement to be performed by the Company on or prior to the Closing shall have been fully performed or complied with in all respects.

          (c)  Restated Certificate.  The Restated Certificate of Incorporation
               --------------------
of the Company, in a form acceptable to the Purchasers and their special counsel, shall have been approved by the requisite stockholders and Board of Directors of the Company. The Company covenants to file such Restated Certificate of Incorporation of the Company promptly after the Closing. In addition, the Company covenants to amend its certificate of incorporation on or before March 15, 1999 to increase the number of shares of Series C Preferred Stock by such additional amount as is necessary to fully convert the total aggregate principal amount of the Senior Notes, plus accrued interest, into shares of Series C Preferred Stock.

          (d)  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel for the Purchasers.

          (e)  Amendment to Stockholders Agreement.  The Company and each of the
               -----------------------------------
Purchasers who are parties to the Stockholders Agreement (as defined below) shall have executed and delivered an amendment to the Stockholders Agreement, dated May 8, 1997, between the Company and certain of its stockholders (the "Stockholders Agreement") on terms satisfactory to the Purchasers and their special counsel.

     6.   Conditions to Additional Advances. The making of any subsequent
          ---------------------------------
advances by the Purchasers to the Company, as contemplated by Section 1(c), shall be subject to the following additional conditions precedent:

          (a)  Representations and Warranties True and Correct; No Event of
               ------------------------------------------------------------
Default.  (i) All of the representations and warranties made or deemed to be
-------
made under this Agreement, the Senior Notes or the Warrant shall be true and correct at the time of the advances, with and without giving effect to the making of the advances and the application of the proceeds thereof, and (ii) no Event of Default (as defined in the Senior Notes) or event that with notice or passage of time could become an Event of Default shall have occurred at such time, with and without giving effect to the making of the advances and the application of the proceeds thereof. The Purchasers may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Company to such effect made to the Purchasers, if no written notice to the contrary is received by the Purchasers from the Company prior to the making of the advances.

          (b)  Additional Matters.  All corporate and other proceedings, and all
               ------------------
documents, instruments and other legal matters in connection with such additional advances shall be satisfactory in form and substance to the Purchasers, and the Purchasers shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as they shall reasonably request.

     7.   Miscellaneous.
          -------------

          (a)  Survival of Warranties.  The warranties, representations, and
               ----------------------
covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of 24 months and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser or the Company.

          (b)  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of New York, without regard to principles of conflicts of laws and rules of such state.

          (c)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d)  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or (iii) one day after deposit with a reputable overnight courier service and addressed to the party to be notified at the address indicated for such party on the signature page hereof or the address set forth on the Schedule of Purchasers, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties; in any case, with a copy to:

          Steven M. Cohen, Esq.              Michael J. Herling, Esq.
          Morgan, Lewis & Bockius LLP        Finn Dixon & Herling LLP
          100 Overlook Center                One Landmark Square, Suite 1400
          Princeton, NJ 08540                Stamford, CT 06901-2689
          Telecopy:  (609) 520-6639          Telecopy: (203) 348-5777

          (e)  Finder's Fee.  Each party represents that it neither is nor will
               ------------
be obligated for any finder's fee or commission in connection with this transaction. The Company and the Purchasers agree to indemnify and hold harmless the other party hereto from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or the Company or any of their officers, employees, or representatives is responsible.

          (f)  Entire Agreement; Amendments and Waivers.  This Agreement
               ----------------------------------------
constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and fully replaces, amends and restates any prior agreement among the parties with regard to the subjects hereof Subject to Section 1(c) hereof, any term of this Agreement maybe amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and 66 2/3% of the Purchasers (based upon principal amount of Senior Notes then held by each such purchaser). Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

          (g)  Expenses.  The Company shall, upon receipt of an invoice,
               --------
reimburse the reasonable fees and expenses of Finn Dixon & Herling LLP, counsel to the Purchasers. The Company shall also, upon receipt of invoices, reimburse up to an additional $10,000 of reasonable fees and expenses of other counsel to the Purchasers (but no more than $5,000 shall be paid to any one law firm).

     [Remainder of page intentionally blank, next page is signature page.]

     IN WITNESS WHEREOF. the parties have executed this Agreement as of the date first above written.

                                 TELLIUM, INC.


                                 By: /s/ Michael Hodges
                                     ---------------------------------
                                     Name:    Michael Hodges
                                     Title:   President and CEO
                                     Address: 2 Crescent Place
                                              P.O. Box 901
                                              Oceanport, NJ 07757-0901

[Tellium, Inc. Amended and Restated Securities Purchase Agreement Signature
Page]

PURCHASERS:

                                 OAK INVESTMENT PARTNERS VII,
                                 LIMITED PARTNERSHIP

                                 By:  Oak Associates VII, LLC
                                      Its General Partner


                                 By: /s/ Edward F. Glassmeyer
                                     ------------------------
                                     Name:  Edward F. Glassmeyer
                                     Title: Managing Member

                                 OAK VII AFFILIATES FUND,
                                 LIMITED PARTNERSHIP

                                 By:  Oak VII Affiliates, LLC
                                      Its General Partner


                                 By: /s/ Edward F. Glassmeyer
                                     ------------------------
                                     Name:  Edward F. Glassmeyer
                                     Title: Managing Member

[Tellium, Inc. Amended and Restated Securities Purchase Agreement Signature
Page]


                               ACCEL INVESTORS '96 L.P.

                               By: /s/
                                   ----------------------------
                                    GENERAL PARTNER

                               ACCEL VL.P.
                               By:  ACCEL V ASSOCIATES L.L.C.
                               ITS GENERAL PARTNER

                               By: /s/
                                   ----------------------------
                                    MANAGING MEMBER


                               Accel Internet/Strategic Technology Fund L.p.
                               By: Accel Internet/Strategic
                                    Technology Fund Associates L.L.C.
                               Its General Partner

                               By: /s/
                                  -----------------------------
                                   Managing Member


                               ACCEL KEIRETSU VL.P.
                               By:  Accel Keiretsu V Associates L.L.C.
                               Its General Partner

                               By: /s/
                                  -----------------------------
                                    Managing Member

[Tellium, Inc. Amended and Restated Securities Purchase Agreement Signature
Page]


                                 BELL COMMUNICATIONS RESEARCH INC.


                                 By: /s/ J.R. Beyster
                                     ----------------
                                     Name:  J.R. Beyster
                                     Title: Chairman

[Tellium, Inc. Amended and Restated Securities Purchase Agreement Signature
Page]


                                 SCIENCE APPLICATIONS INTERNATIONAL
                                 CORPORATION


                                 By: /s/ J.R. Beyster
                                    -----------------
                                    Name:  J.R. Beyster
                                    Title: President, CEO, & Chairman

[Tellium, Inc. Amended and Restated Securities Purchase Agreement Signature
Page]


                                 WORLDVIEW TECHNOLOGY INTERNATIONAL
                                 I, L.P.

                                 By: Worldview Capital I, L.P., its General
                                     Partner
                                     Worldview Capital I, L.L.C., its
                                     General Partner

                                 By: /s/ James Wei
                                     ----------------
                                     Name:  James Wei
                                     Title: Member

                                 WORLDVIEW TECHNOLOGY PARTNERS I, L.P.

                                 By: Worldview Capital I, L.P., its General
                                     Partner
                                     Worldview Equity I, L.L.C., its
                                     General Partner

                                 By: /s/ James Wei
                                     ----------------
                                     Name:  James Wei
                                     Title: Member

                                 WORLDVIEW STRATEGIC PARTNERS I, L.P.

                                 By: Worldview Capital I, L.P., its General
                                     Partner
                                     Worldview Equity I, L.L.C., its
                                     General Partner

                                 By: /s/ James Wei
                                     ----------------
                                     Name:  James Wei
                                     Title: Member

[Tellium, Inc. Amended and Restated Securities Purchase Agreement Signature
Page]

                                 BLUE ROCK CAPITAL, L.P.

                                 By:  Blue Rock Partners, L.P., its General
                                      Partner
                                 By:  Blue rock, Inc., its General Partner

                                 By /s/ Terry Collison
                                    ---------------------
                                    Name:  Terry Collison
                                    Title: Vice President

[Tellium, Inc. Amended and Restated Securities Purchase Agreement Signature
Page]


                                 ELLMORE C. PATTERSON PARTNERS

                                 By: /s/ Arthur C. Patterson
                                     -----------------------
                                     Name:  Arthur C. Patterson
                                     Title: General Partner

[Tellium, Inc. Amended and Restated Securities Purchase Agreement Signature
Page]


                                 By: /s/ L Ury
                                 -------------------
                                 Name:  L Ury
                                 Title: Technology Officer

[Tellium, Inc. Amended and Restated Securities Purchase Agreement Signature
Page]


                                 By: /s/ John Wallace
                                     ----------------
                                 Name:  John Wallace